EXHIBIT 10.2

                               FASTNET CORPORATION

                            INVESTOR RIGHTS AGREEMENT


         This Investor Rights Agreement (the "AGREEMENT") is made as of the 3rd day of August, 1999, between FASTNET Corporation, a Pennsylvania corporation (the "COMPANY"), and the investors on EXHIBIT A hereto, each of which is herein referred to as an "INVESTOR" and collectively, the "INVESTORS."

                                    RECITALS

         A. Concurrently with the execution and delivery of this Agreement, the Company and the Investors are entering into a Series A Preferred Stock Purchase Agreement whereby the Company is selling and the Investors are purchasing shares of the Company's Series A Preferred Stock (the "PURCHASE AGREEMENT"). A condition to the Investors' obligations under the Series A Preferred Stock Purchase Agreement is that the Company and the Investors enter into this Agreement. Capitalized terms used, but not defined herein shall have the meanings given them in the Purchase Agreement.

         B. By this Agreement, the Company and the Investors desire to provide for certain registration and other rights as set forth herein.

                                    AGREEMENT

          The parties, intending to be legally bound, hereby agree as follows:

          1.   REGISTRATION RIGHTS.

               1.1  DEFINITIONS. For purposes of this Section 1:

                    (a) The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

                    (b) The term "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock issued or issuable pursuant to the Purchase Agreement (such shares of Common Stock are collectively referred to hereinafter as the "STOCK"), and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock; PROVIDED, HOWEVER, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities

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shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (C) may be sold pursuant to Rule 144(k) (or any similar provision then in force) under the Act.

                    (c) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                    (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof;

                    (e) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any successor form under the Act; and

                    (f) The term "SEC" means the Securities and Exchange Commission.

               1.2  REQUEST FOR REGISTRATION.

                    (a) If the Company shall receive at any time after the earlier of (i) December 31, 2003 or (ii) nine (9) months after the effective date of the first registration statement for a public offering of Common Stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or transactions under Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) (an "Initial Public Offering"), a written request from the Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a registration statement (including but not limited to registration statements on Form S-1 and Form SB-2) under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use commercially reasonable efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration, firmly underwritten by an underwriter of nationally recognized standing, under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 4.5.

                    (b) The underwriter will be selected by a majority in interest of the Holders initiating the registration request hereunder (the "INITIATING HOLDERS") and shall be acceptable to the Company, in its sole discretion. The right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation



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in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company in writing that, in its opinion, that the number of shares of Common Stock (including Registrable Securities requested to be included in any registration under this Section 1.2) exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will include in such registration (i) first, any securities that the Company desires to include on its own behalf, (ii) second, any Registrable Securities, and (iii) third, any shares of Common Stock for which the Company has received requests for inclusion from other securityholders of the Company with contractual rights to include shares in such a registration, in each case within each such group on a pro rata basis determined by reference to the total number of securities sought to be included in such registration, PROVIDED, HOWEVER, that if any securities are included in such registration on behalf of the Company and any of the Registrable Securities requested by the Holders to be included in such registration are not included, than such registration shall not be deemed a registration pursuant to this Section 1.2, but rather, shall be deemed a registration initiated pursuant to Section 1.3 hereof.

                    (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period or periods aggregating not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any eighteen (18) month period.

                    (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                         (i)  After the Company has effected two (2)
registrations pursuant to this Section 1.2;

                         (ii) During the period starting with the date the
Company receives a notice under Section 1.2(a) from the Initiating Holders for a registration pursuant to Section 1.2 hereof, and ending on a date one hundred eighty (180) days after the completion of the offering under a registration under Section 1.2 hereof;

                         (iii) During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the completion of the offering under a registration subject to


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Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                         (iv) If the Initiating Holders propose to dispose of
shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

               1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than the first registration statement for a public offering of Common Stock, a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               1.4  OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, in the case of any Holder's participation in any shelf registration pursuant to Rule 415 of the Act and Section 1.3 of this Agreement, and upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement provided that, if such registration statement is a shelf registration statement filed pursuant to Rule 415 of the Act and Section
1.3 of the Agreement, the obligations of the Company set forth in this subsection shall only continue for up to one hundred twenty (120) days.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.


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                    (d)  Use commercially reasonable efforts to register and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in any such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, provided that, if such registration statement is a shelf registration statement filed pursuant to Rule 415 of the Act and Section 1.3 of the Agreement, the obligations of the Company set forth in this subsection shall only continue for up to one hundred twenty (120) days.

                    (g) Cause all such Registrable Securities registered pursuant to the rights granted hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                    (i) In the case of an underwritten public offering, use commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable


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Securities of any selling Holder that such Holder shall furnish to the
Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

               1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to such demand registration pursuant to Section 1.2.

               1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses, other than underwriting discounts and commissions, incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld.

               1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock under Section 1.3, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned first, pro rata among Holders of Registrable Securities in proportion to the

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respective amounts of Registrable Securities held by such Holders and second, pro rata among the other selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, or (ii) notwithstanding the preceding parenthetical or clause (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in
Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "SELLING SHAREHOLDER," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

               1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in


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any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                    (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                    (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.


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                    (d)  If the indemnification provided for in this
Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                    (f) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement in question becomes effective or in the amended prospectus filed with the Securities and Exchange Commission pursuant to its Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

               1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                    (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as


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practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               1.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period or periods aggregating not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any eighteen (18) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company


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

would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with registrations requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

               1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee who is a partner or affiliate of the Holder, or to a transferee or assignee who acquires at least ten percent (10%) of such Holder's shares of Registrable Securities, provided that no such transferee or assignee is a competitor of the Company as determined in good faith by the Company and Lucent Technologies, Inc. InterNetworking Systems ("LUCENT"), and provided further that the Company is, promptly after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

               1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

               1.15 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with an Initial Public Offering.

               1.16 MARKET-STANDOFF AGREEMENT.

                    (a) MARKET-STANDOFF PERIOD; AGREEMENT. In connection with the Company's Initial Public Offering and upon request of the Company or the underwriters managing such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

                    (b) LIMITATIONS. The obligations described in Section 1.16(a) shall apply only if all officers and directors of the Company and all one-percent securityholders, enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

                    (c) STOP-TRANSFER INSTRUCTIONS. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.16(a)).

     2. PUT RIGHT. If, prior to the Company's Initial Public Offering, a competitor of Lucent, as determined in good faith by Lucent and the Company, acquires equity securities of the Company that represents at least five percent (5%) of the then issued and outstanding capital stock of the Company, calculated on a fully-diluted basis, the Company shall give Lucent notice within ten (10) days of such event ("PUT NOTICE"). To the extent permitted by law, Lucent may sell back to the Company (i) within forty-five (45) days from the receipt of the Put Notice (the "PUT DATE"), one-third (1/3rd) of the Series A Preferred Stock owned by Lucent at the then Fair Market Value of such shares; (ii) on the first anniversary of the Put Date, one-third (1/3rd) of the Series A Preferred Stock owned by Lucent at the then Fair Market Value of such shares; and (iii) on the second anniversary of the Put Date, the final one-third (1/3rd) of the Series A Preferred Stock owned by Lucent at the then Fair Market Value of such shares. If Lucent sells all of its shares of Series A Preferred Stock to the Company in accordance with this provision, all remaining rights of Lucent under this Agreement, the Purchase Agreement and the Co-Sale Agreement, dated as of the date hereof, between the Company, the Investors and certain other parties, will terminate. "FAIR MARKET VALUE" shall be as mutually agreed by the Company and Lucent; PROVIDED, HOWEVER, that if the Company and Lucent are unable to mutually agree upon the Fair Market Value, the Company and Lucent shall, within five (5) days from the date that either party determines that they cannot agree jointly retain a valuation firm satisfactory to each of them. If the Company and Lucent are unable to agree on the selection of such a firm within such five (5) day period, the Company and Lucent shall, within twenty (20) days after expiration of such five day period, each retain a separate independent valuation firm. If either the Company or Lucent fail to retain such a valuation firm during such twenty (20) day period, then the valuation firm retained by Lucent or the Company, as the case may be, shall alone take the actions described below. Such firms shall determine within thirty
(30) days of being retained the Fair Market Value of a share of Series A Preferred Stock and deliver their opinion in writing to the Company and to Lucent as to the fair value. If such firms cannot jointly agree upon the Fair Market Value, then, unless otherwise directed in writing by both the Company and Lucent, such firms, in their sole discretion, shall choose another firm independent of the Company and Lucent, which firm shall make such determination and render such an opinion as promptly as practicable. In either case, the determination so made shall be conclusive and binding on the Company and Lucent. The Company and Lucent shall each pay for the respective fees and expenses of each of their respective valuation firms for such determination. In the determination of the Fair Market Value of a share of Series A Preferred Stock there shall not be taken into consideration any premium for shares representing control of the Company or any discount related to shares representing a minority interest therein or related to any illiquidity or lack of marketability of shares arising from restrictions on transfer under federal and applicable state securities laws or otherwise.

     3.   COVENANTS OF THE COMPANY.

               3.1 DELIVERY OF ANNUAL AND QUARTERLY FINANCIAL STATEMENTS. The Company shall deliver to each Holder who holds not less than ten percent (10%) of the outstanding shares of Registrable Securities:

                    (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                    (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement and statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                    (c) The obligations of the Company to furnish financial information pursuant to this Section 3.1 shall terminate upon the Company's Initial Public Offering.

               3.2 INSPECTION. The Company shall permit each Holder, and any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records to the extent such records, do not constitute trade secrets or other confidential information of the Company, and to discuss its business, finances and accounts with officers of the Company during normal business hours following reasonable notice in a manner and subject to such reasonable procedures as the Company may establish so as not to unreasonably interfere with the normal operations of the Company.

               3.3 BOARD MEETINGS. The Company shall permit one (1) representative chosen by Lucent and acceptable to the Company to attend as an observer all meetings of the Company's Board of Directors and of the committees of the Board. The Company shall provide Lucent with such notice of and other information with respect to such meetings as are provided to members of the Board of Directors when as and such notice and information is provided to such members. The Company shall promptly notify Lucent of the taking of any action by written consent of the Board of Directors in lieu of a meeting thereof. All matters discussed at any such meeting attended by Lucent's representative as well as all notices and information provided to Lucent under Section 3.3 shall constitute confidential information of the Company and shall be subject to the Nondisclosure Agreement. Lucent's right to attend the Company's Board of Directors meetings and to receive notices and information pursuant to this
Section 3.3 shall terminate upon the Company's Initial Public Offering.

               3.4 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 3.4, the Company hereby grants to each Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to the Holder in accordance with the following provisions:

                    (a) The Company shall deliver a notice by certified mail ("NOTICE") to the Holder stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                    (b) Within five (5) calendar days after delivery of the Notice, the Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by the Holder bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities).

                    (c) The Company may, during the sixty (60) day period following the expiration of the period provided in subsection 3.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Holder in accordance herewith.

                    (d) The right of first offer in this paragraph 3.4(d) shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors, or (ii) to or after consummation of the Company's Initial Public Offering, or (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities.

               3.5 CONFIDENTIALITY AGREEMENT. The Company shall require all employees, officers and consultants to execute and deliver a Confidentiality Agreement in a form attached hereto as EXHIBIT B.

          4.   MISCELLANEOUS.

               4.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any of the Series A Preferred Stock, or any Common Stock issued upon conversion thereof).

               4.2 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

               4.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               4.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               4.5 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or three (3) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on SCHEDULE A hereto or as subsequently modified by written notice.

               4.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               4.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company. Notwithstanding the foregoing, the parties hereto acknowledge that the Company may subsequently add any purchasers of shares of the Company's Series A Preferred Stock under the Purchase Agreement or an addendum thereto after the date of the Purchase Agreement as a party to this Agreement as a Holder, which additional party shall thereafter be bound by and entitled to the terms, benefits and conditions herein by the execution of this Agreement on a signature page to this Agreement and by attaching an addendum to EXHIBIT A.

               4.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties shall renegotiate such provision in good faith. If the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

               4.9 AGGREGATION OF STOCK. All shares of the Series A Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

               4.10 INJUNCTIVE RELIEF. Since any party's breach of this Agreement may cause one or more other parties irreparable harm for which money is inadequate compensation, each party hereto agrees that each other party will be entitled to injunctive relief to enforce this Agreement, in addition to damages and other available remedies.


                            [SIGNATURE PAGE FOLLOWS]

         The parties have executed this Investor Rights Agreement as of the date first above written.


                                   COMPANY:

                                   FASTNET CORPORATION

                                   By: /s/ David Van Allen
                                      --------------------------------------
                                       David Van Allen
                                       President and Chief Executive Officer

                                   Address:     Two Courtney Place
                                                Suite 130
                                                3864 Courtney Street
                                                Bethlehem, PA 18017

                                   INVESTORS:

                                   LUCENT TECHNOLOGIES, INC.,
                                   INTERNETWORKING SYSTEMS

                                   By: /s/ Curt Sanford
                                      --------------------------------------
                                       Curt Sanford
                                       President

                                   Address:    1701 Harbor Bay Parkway
                                               Alameda, CA  94502

                                   H&Q YOU TOOLS INVESTMENT HOLDING, L.P.

                                   By:  H&Q Management Corp.
                                       -------------------------------------
                                       Its general partner

                                   By:  /s/ Jackie Berterretche
                                       --------------------------------------
                                       Name:   Jackie Berterretche
                                       Title:  Attorney-in-fact

                                   Address:   c/o Hambrecht & Quist Guaranty
                                              Finance, L.L.C.
                                              One Bush Street
                                              San Francisco, CA 94104


                   SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A

                                    INVESTORS



INVESTORS NAME AND ADDRESS                                                           NUMBER OF SHARES
--------------------------                                                           ----------------

Lucent Technologies, Inc. InterNetworking Systems                                         280,505
1701 Harbor Bay Parkway
Alameda, CA 94502

H&Q You Tools Investment Holding, L.P.                                                    140,252
c/o Hambrecht & Quist Guaranty Finance, L.L.C.
One Bush Street
San Francisco, CA 94104



                                    EXHIBIT B

                            CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (the "Agreement") is made effective as of __________________, between You Tools Corporation/FASTNET, of 3864 Courtney Street - Suite 130, Two Courtney Place, Bethlehem, Pennsylvania 19017,
and __________________________________, of _______________________________,
______________________________________________.

In this Agreement, the party who owns the Confidential Information will be referred to as ("The Company"), and a party to whom the Confidential Information will be disclosed will be referred to as ("Employee").

The Company is engaged in the sales, installation, training, and provisioning of Internet services and other Wide Area Networking activities. These include, but are not limited to: direct digital connections, dial-up telephone connections, World Wide Web (WWW) design and hosting, sales of network equipment and service, training on Internet related topics, outsource and operation of customer remote access equipment, and monitoring of Internet systems.

The Company's products are delivered in various fashions using both wire and wireless methods. Employee is engaged in activities that require the knowledge of Company proprietary and secret information. This information is needed by the Employee to perform his/her duties while under the employ of the Company. Employee has represented that Employee will protect the confidential material and information which may be disclosed between The Company and Employee. Therefore, the parties agree as follows:

I. CONFIDENTIAL INFORMATION. The term "Confidential Information" means any information or material which is proprietary to The Company, whether or not owned or developed by The Company, which is not generally known other than by The Company, and which Employee may obtain through any direct contact with The Company.

     A.   Confidential Information includes without limitation:
          -    business records and plans
          -    financial statements
          -    customer lists and records
          -    trade secrets
          -    technical information
          -    products
          -    inventions
          -    product design information
          -    pricing structure
          -    discounts
          -    costs
          -    computer programs and listings
          -    source code and/or object code

          -    copyrights and other intellectual property
          -    Passwords, both internal and external
          -    Customer confidential information
          -    Backup tapes

     and other proprietary information.

     B.   Confidential Information does not include:
          - matters of public knowledge that result from disclosure by The Company
          - information rightfully received by Employee from a third party without a duty of confidentiality
          -    information independently developed by Employee
          -    information disclosed by operation of law
          - information disclosed by Employee with the prior written consent of The Company and any other information that both parties agree in writing is not confidential.


II. PROTECTION OF CONFIDENTIAL INFORMATION. Employee understands and acknowledges that the Confidential Information has been developed or obtained by The Company by the investment of significant time, effort and expense, and that the Confidential Information is a valuable, special and unique asset of The Company which provides The Company with a significant competitive advantage. Therefore, Employee agrees to hold in confidence and to not disclose the Confidential Information to any person or entity without the prior written consent of The Company.

NO COPYING. Employee will not copy or modify any Confidential Information without the prior written consent of The Company.

APPLICATION TO EMPLOYEES. Further, Employee shall not disclose any Confidential Information to any employees of Employee, except those employees who are required to have the Confidential Information in order to per form their job duties in connection with the limited purposes of this Agreement. Each permitted employee to whom Confidential Information is disclosed shall sign a non-disclosure agreement substantially the same as this Agreement at the request of The Company.

UNAUTHORIZED DISCLOSURE OF INFORMATION. If it appears that Employee has disclosed (or has threatened to disclose) Confidential Information in violation of this Agreement, The Company shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, the Confidential Information. The Company shall not be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

III. RETURN OF CONFIDENTIAL INFORMATION. Upon the written request of The Company, Employee shall return to The Company all written materials containing the Confidential Information. Employee shall also deliver to The Company written statements signed by Employee certifying that all materials have been returned within five
(5) days of receipt of the request.

IV. LIMITED LICENSE TO USE. Employee shall not acquire any intellectual property rights under this Agreement except the limited right to use set out above. Employee acknowledges that, as between The Company and Employee, the Confidential Information and all related copyrights and other intellectual property rights, are (and at all times will be) the property of The Company, even if suggestions, comments, and/or ideas made by Employee are incorporated into the Confidential Information or related materials during the period of this Agreement.

V. GENERAL PROVISIONS. This Agreement sets forth the entire understanding of the parties regarding confidentiality. Any amendments must be in writing and signed by both parties. This Agreement shall be construed under the laws of the State of Pennsylvania. This Agreement shall not be assignable by either party, and neither party may delegate its duties under this Agreement, without the prior written consent of the other party.


Information Owner:
You Tools Corporation/FASTNET



By:
    --------------------------------------
         David K. Van Allen
         CEO


Recipient:


-------------------------------------------


By:
    ---------------------------------------

    ---------------------------------------

    ---------------------------------------

                      JOINDER TO INVESTOR RIGHTS AGREEMENT

     This Joinder to Investor Rights Agreement is made as of the 12th day of August, 1999 by and between FASTNET Corporation, a Pennsylvania corporation (the "Company") and the investor identified on EXHIBIT A hereto (the "Purchaser").

                                   BACKGROUND

     The Company is a party to an Investor Rights Agreement dated as of August 3, 1999 (the "Investor Rights Agreement") by and among the Company, Lucent Technologies, Inc. InterNetworking Systems and H&Q You Tools Investment Holding L.P. Capitalized terms used herein that are not defined have the meanings ascribed thereto in the Investor Rights Agreement. The Investor Rights Agreement sets forth certain registration and other rights of the Investors.

     On the date hereof, the Company is selling an aggregate of 140,252 shares of Series A Preferred Stock to the Purchaser ("Purchaser's Shares") pursuant to a Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Company and the Purchaser. In connection with the sale of the Purchaser's Shares, the Company and the Purchaser desire that the Purchaser be deemed to be an "Investor" under the Investor Rights Agreement and be subject to the terms and conditions thereof.

     Under Section 3.7 of the Investor Rights Agreement, the Company is authorized to add as parties to the Investor Rights Agreement purchasers of the Series A Preferred Stock. The Purchaser acknowledges that the Company has delivered a copy of the Investor Rights Agreement to him.

     NOW, THEREFORE, in consideration of the sale of the Purchaser's Shares pursuant to the Purchase Agreement, and intending to be legally bound hereby, the parties hereto agree that the Purchaser is hereby joined as a party to the Investor Rights Agreement and is deemed to be an "Investor" for all purposes under the Investor Rights Agreement.

     This Joinder to Investor Rights Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same document.








                         [SIGNATURES ON FOLLOWING PAGE]

            [SIGNATURE PAGE TO JOINDER TO INVESTOR RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Investor Rights Agreement as of the date first written above.


                                       FASTNET CORPORATION



                                       By: /s/ David Van Allen
                                          ------------------------------------
                                       Name:  David Van Allen
                                       Title: President and Chief Executive
                                              Officer


                                       PURCHASERS:


                                           /s/ Naveen Jain
                                          ------------------------------------
                                          Naveen Jain

                      JOINDER TO INVESTOR RIGHTS AGREEMENT

     This Joinder to Investor Rights Agreement is made as of the 12th day of August, 1999 by and between FASTNET Corporation, a Pennsylvania corporation (the "Company") and the investor identified on EXHIBIT A hereto (the "Purchaser").

                                   BACKGROUND

     The Company is a party to an Investor Rights Agreement dated as of August 3, 1999 (the "Investor Rights Agreement") by and among the Company, Lucent Technologies, Inc. InterNetworking Systems and H&Q You Tools Investment Holding L.P. Capitalized terms used herein that are not defined have the meanings ascribed thereto in the Investor Rights Agreement. The Investor Rights Agreement sets forth certain registration and other rights of the Investors.

     On the date hereof, the Company is selling an aggregate of 35,063 shares of Series A Preferred Stock to the Purchaser ("Purchaser's Shares") pursuant to a Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Company and the Purchaser. In connection with the sale of the Purchaser's Shares, the Company and the Purchaser desire that the Purchaser be deemed to be an "Investor" under the Investor Rights Agreement and be subject to the terms and conditions thereof.

     Under Section 3.7 of the Investor Rights Agreement, the Company is authorized to add as parties to the Investor Rights Agreement purchasers of the Series A Preferred Stock. The Purchaser acknowledges that the Company has delivered a copy of the Investor Rights Agreement to it.

     NOW, THEREFORE, in consideration of the sale of the Purchaser's Shares pursuant to the Purchase Agreement, and intending to be legally bound hereby, the parties hereto agree that the Purchaser is hereby joined as a party to the Investor Rights Agreement and is deemed to be an "Investor" for all purposes under the Investor Rights Agreement.

     This Joinder to Investor Rights Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same document.




                         [SIGNATURES ON FOLLOWING PAGE]

            [SIGNATURE PAGE TO JOINDER TO INVESTOR RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Investor Rights Agreement as of the date first written above.


                                       FASTNET CORPORATION



                                       By: /s/ David Van Allen
                                          ------------------------------------
                                       Name:   David Van Allen
                                       Title:  President and Chief Executive
                                               Officer


                                       PURCHASERS:


                                           /s/ Vinod Gupta
                                          ------------------------------------
                                          Everest Venture Partners I, L.P.
                                          Vinod Gupta
                                          Managing Partner

                      JOINDER TO INVESTOR RIGHTS AGREEMENT

     This Joinder to Investor Rights Agreement is made as of the 12th day of August, 1999 by and between FASTNET Corporation, a Pennsylvania corporation (the "Company") and the investor identified on EXHIBIT A hereto (the "Purchaser").

                                   BACKGROUND

     The Company is a party to an Investor Rights Agreement dated as of August 3, 1999 (the "Investor Rights Agreement") by and among the Company, Lucent Technologies, Inc. InterNetworking Systems and H&Q You Tools Investment Holding L.P. Capitalized terms used herein that are not defined have the meanings ascribed thereto in the Investor Rights Agreement. The Investor Rights Agreement sets forth certain registration and other rights of the Investors.

     On the date hereof, the Company is selling an aggregate of 70,126 shares of Series A Preferred Stock to the Purchaser ("Purchaser's Shares") pursuant to a Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Company and the Purchaser. In connection with the sale of the Purchaser's Shares, the Company and the Purchaser desire that the Purchaser be deemed to be an "Investor" under the Investor Rights Agreement and be subject to the terms and conditions thereof.

     Under Section 3.7 of the Investor Rights Agreement, the Company is authorized to add as parties to the Investor Rights Agreement purchasers of the Series A Preferred Stock. The Purchaser acknowledges that the Company has delivered a copy of the Investor Rights Agreement to it.

     NOW, THEREFORE, in consideration of the sale of the Purchaser's Shares pursuant to the Purchase Agreement, and intending to be legally bound hereby, the parties hereto agree that the Purchaser is hereby joined as a party to the Investor Rights Agreement and is deemed to be an "Investor" for all purposes under the Investor Rights Agreement.

     This Joinder to Investor Rights Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same document.



                         [SIGNATURES ON FOLLOWING PAGE]

            [SIGNATURE PAGE TO JOINDER TO INVESTOR RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Investor Rights Agreement as of the date first written above.


                                       FASTNET CORPORATION



                                       By:  /s/ David Van Allen
                                          ------------------------------------
                                       Name:  David Van Allen
                                       Title: President and Chief Executive
                                              Officer


                                       PURCHASER:


                                       ENTREPRENEURIAL INVESTMENT
                                       CORPORATION


                                          /s/ Randall C. Luce
                                          ------------------------------------
                                          Randall C. Luce
                                          President

                      JOINDER TO INVESTOR RIGHTS AGREEMENT

     This Joinder to Investor Rights Agreement is made as of the 12th day of August, 1999 by and between FASTNET Corporation, a Pennsylvania corporation (the "Company") and the investor identified on EXHIBIT A hereto (the "Purchaser").

                                   BACKGROUND

     The Company is a party to an Investor Rights Agreement dated as of August 3, 1999 (the "Investor Rights Agreement") by and among the Company, Lucent Technologies, Inc. InterNetworking Systems and H&Q You Tools Investment Holding L.P. Capitalized terms used herein that are not defined have the meanings ascribed thereto in the Investor Rights Agreement. The Investor Rights Agreement sets forth certain registration and other rights of the Investors.

     On the date hereof, the Company is selling an aggregate of 140,252 shares of Series A Preferred Stock to the Purchaser ("Purchaser's Shares") pursuant to a Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Company and the Purchaser. In connection with the sale of the Purchaser's Shares, the Company and the Purchaser desire that the Purchaser be deemed to be an "Investor" under the Investor Rights Agreement and be subject to the terms and conditions thereof.

     Under Section 3.7 of the Investor Rights Agreement, the Company is authorized to add as parties to the Investor Rights Agreement purchasers of the Series A Preferred Stock. The Purchaser acknowledges that the Company has delivered a copy of the Investor Rights Agreement to it.

     NOW, THEREFORE, in consideration of the sale of the Purchaser's Shares pursuant to the Purchase Agreement, and intending to be legally bound hereby, the parties hereto agree that the Purchaser is hereby joined as a party to the Investor Rights Agreement and is deemed to be an "Investor" for all purposes under the Investor Rights Agreement.

     This Joinder to Investor Rights Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same document.




                         [SIGNATURES ON FOLLOWING PAGE]

            [SIGNATURE PAGE TO JOINDER TO INVESTOR RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Investor Rights Agreement as of the date first written above.


                                       FASTNET CORPORATION



                                       By:  /s/ David Van Allen
                                          ------------------------------------
                                       Name:  David Van Allen
                                       Title: President and Chief Executive
                                              Officer


                                       PURCHASER:


                                       J.F. SHEA CO. INC., AS NOMINEE


                                       /s/ Edmund H. Shea, Jr.
                                       ---------------------------------------
                                       Name:  Edmund H. Shea, Jr.
                                       Title: Vice President

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

 WITH RESPECT TO THE CLOSING UNDER THE PURCHASE AGREEMENT DATED AUGUST 12, 1999


PURCHASER'S NAME AND ADDRESS                         NUMBER OF SHARES              AMOUNT
----------------------------                         ----------------              ------

Naveen Jain                                               140,252                $999,996.76
c/o Hambrecht & Quist LLC
One Bush Street
Sna Francisco, CA 94104



                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

 WITH RESPECT TO THE CLOSING UNDER THE PURCHASE AGREEMENT DATED AUGUST 12, 1999



PURCHASER'S NAME AND ADDRESS                      NUMBER OF SHARES               AMOUNT
----------------------------                      ----------------               ------
Everest Venture Partners I, L.P.                        35,063                  $249,999.19
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104


                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

 WITH RESPECT TO THE CLOSING UNDER THE PURCHASE AGREEMENT DATED AUGUST 12, 1999


PURCHASER'S NAME AND ADDRESS                         NUMBER OF SHARES              AMOUNT
----------------------------                         ----------------              ------

Entreprenurial Investment Corporation                     70,126                  $499,998.38
c/o Hambrecht & Quist LLC
One Bush Street
Sna Francisco, CA 94104



                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

 WITH RESPECT TO THE CLOSING UNDER THE PURCHASE AGREEMENT DATED AUGUST 12, 1999



PURCHASER'S NAME AND ADDRESS                  NUMBER OF SHARES                 AMOUNT
----------------------------                  ----------------                 ------

J.F. Shea Co. Inc., as Nominee                     140,252                   $999,996.76
c/o Hambrecht & Quist LLC
One Bush Street
Sna Francisco, CA 94104
